Federated MDT Small Cap Core Fund
A Portfolio of Federated MDT Series
CLASS T SHARES (TICKER QTSCX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2017
The Board of Trustees of Federated MDT Small Cap Core Fund (the “Fund”) has approved a reduction in the Fund's management fee from 0.99% to 0.85% of the Fund's average daily net assets effective June 28, 2018:
1. Under the section entitled “RISK/RETURN SUMMARY: FEES AND EXPENSES,” please replace the “Fee Table” and “Example” in their entirety with the following:
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class T Shares (T).
Shareholder Fees (fees paid directly from your investment)	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)(as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.85%
Distribution (12b-1) Fee	None
Other Expenses[2]	0.70%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.56%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.41)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.15%
1	The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated, gross Management Fee for the Fund.
2	Because the Fund's T Shares are new, “Other Expenses” are based on estimated amounts for the current fiscal year.
3	The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's T class (after the voluntary waivers and/or reimbursements) will not exceed 1.13% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) October 1, 2018;or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$405
3 Years	$730
5 Years	$1,079
10 Years	$2,060
June 28, 2018
Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454358 (6/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.